Exhibit 21
International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
3-102-948154 SOCIEDAD DE RESPONSABILIDAD LIMITADA	Costa Rica
Abbey Corrugated Limited	England & Wales
Ashton Corrugated	England & Wales
Ashton Corrugated (Southern) Limited	England & Wales
Avonbank Paper Disposal Limited	England & Wales
Bertako SL	Spain
Biber Paper Converting Limited	England & Wales
Bilokalnik-IPA d.d.	Croatia
Bretschneider Verpackungen GmbH	Germany
Calara Holding Limited	England & Wales
Carolina Graphic Services LLC	Delaware
Carton y Papel Reciclado, S.A.	Spain
Cartonajes International, S.L.	Spain
Cartonajes Union, S.L.	Spain
CedarPak, LLC	Delaware
CEMT Holdings Group, LLC	Delaware
Certified Forest Management LLC	Delaware
CircleTree Insurance Company	Tennessee
CMCP - INTERNATIONAL PAPER S.A.S.	Morocco
CMCP - International Paper Tanger SARL AU	Morocco
Commercial Realty & Properties LLC	Delaware
Conew Limited	England & Wales
Corrugated Container Corporation	Virginia
Corrugated Container Corporation of Shenandoah Valley	Virginia
Corrugated Container Corporation of Tennessee	Tennessee
Corrugated Products Limited	England & Wales
Corrugated Supply, L.L.C	New Jersey
Corrugated Supply, L.P.	New Jersey
David S. Smith (Netherlands) B.V.	Netherlands
David S. Smith Nominees Limited	England & Wales
Delta Packaging Services GmbH	Germany
DS Smith (Luxembourg) S.a r.l.	Luxembourg
DS Smith (UK) Limited	England & Wales
DS Smith AD Skopje	North Macedonia
DS Smith Ambalaj A.Ş.	Turkey
DS Smith America (UK) LLP	England & Wales
DS Smith Andorra, S.A.	Spain
DS Smith Austria Holdings GmbH	Austria
DS Smith B.V.	Netherlands
DS Smith Baars B.V.	Netherlands
DS Smith Basalt Limited	England & Wales
DS Smith Belisce Croatia d.o.o.	Croatia
DS Smith Bulgaria S.A.	Bulgaria
DS Smith Business Services Limited	England & Wales
DS Smith Business Services, S.L.	Spain
DS Smith Corrugated Packaging Limited	England & Wales
DS Smith Creative Solutions Inc.	New Jersey
DS Smith Cretan Hellas S.A.	Greece
DS Smith De Hoop B.V.	Netherlands
DS Smith De Hoop Holding B.V.	Netherlands

Exhibit 21

International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
DS Smith Display Holding Limited	England & Wales
DS Smith Displays P&I, S.A.	Portugal
DS Smith Dormant Five Limited	England & Wales
DS Smith Energia Viana, S.A.	Portugal
DS Smith Euro Finance Limited	England & Wales
DS Smith Europe Limited	England & Wales
DS Smith Finco Limited	England & Wales
DS Smith France	France
DS Smith Granite Limited	England & Wales
DS Smith Haddox Limited	England & Wales
DS Smith Hellas Netherlands B.V.	Netherlands
DS Smith Hellas S.A.	Greece
DS Smith Hetre Blanc	France
DS Smith Holding Italia S.p.A.	Italy
DS Smith Holdings Limited	England & Wales
DS Smith Holdings LLC	Delaware
DS Smith Inos Papir Servis d.o.o.	Serbia
DS Smith International Limited	England & Wales
DS Smith Ireland Treasury Designated Activity Company	Ireland
DS Smith Italy B.V.	Netherlands
DS Smith Italy Limited	England & Wales
DS Smith Limited	England & Wales
DS Smith Logistics Limited	England & Wales
DS Smith Management Resources LLC	Delaware
DS Smith North America Recycling, LLC	Delaware
DS Smith North America Shared Services, LLC	Delaware
DS Smith Packaging Ales	France
DS Smith Packaging Almelo B.V.	Netherlands
DS Smith Packaging Anjou	France
DS Smith Packaging Arenshausen Mivepa GmbH	Germany
DS Smith Packaging Arnstadt GmbH	Germany
DS Smith Packaging Atlantique	France
DS Smith Packaging Austria Beteiligungsverwaltungs GmbH	Austria
DS Smith Packaging Austria GmbH	Austria
DS Smith Packaging Baltic Holding Oy	Finland
DS Smith Packaging Barneveld B.V.	Netherlands
DS Smith Packaging Belgium	Belgium
DS Smith Packaging Belita B.V.	Netherlands
DS Smith Packaging Beteiligungen GmbH	Germany
DS Smith Packaging BH d.o.o. Sarajevo	Bosnia and Herzegovina
DS Smith Packaging Bretagne	France
DS Smith Packaging Cartogal S.A.	Spain
DS Smith Packaging CERA	France
DS Smith Packaging Consumer	France
DS Smith Packaging Contoire-Hamel	France
DS Smith Packaging Czech Republic s.r.o.	Czech Republic
DS Smith Packaging d.o.o. Krusevac	Serbia
DS Smith Packaging Denmark A/S	Denmark
DS Smith Packaging Deutschland Stiftung	Germany

Exhibit 21

International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
DS Smith Packaging Deutschland Stiftung & Co KG	Germany
DS Smith Packaging Dicesa S.A.	Spain
DS Smith Packaging Display and Services	France
DS Smith Packaging DPF	France
DS Smith Packaging Durtal	France
DS Smith Packaging Estonia AS	Estonia
DS Smith Packaging Fegersheim	France
DS Smith Packaging Finland Oy	Finland
DS Smith Packaging France	France
DS Smith Packaging Galicia S.A.	Spain
DS Smith Packaging Ghimbav S.R.L.	Romania
DS Smith Packaging Hauts-de-France	France
DS Smith Packaging Holding B.V.	Netherlands
DS Smith Packaging Holding S.L.	Spain
DS Smith Packaging Hungary Kft	Hungary
DS Smith Packaging International B.V.	Netherlands
DS Smith Packaging Italia S.p.A.	Italy
DS Smith Packaging Kaypac	France
DS Smith Packaging Larousse	France
DS Smith Packaging Limited	England & Wales
DS Smith Packaging Lucena, S.L.	Spain
DS Smith Packaging Madrid, SL	Spain
DS Smith Packaging Marketing	Belgium
DS Smith Packaging Mehun-CIM	France
DS Smith Packaging Netherlands B.V.	Netherlands
DS Smith Packaging Nord-Est	France
DS Smith Packaging Offset d.o.o. Valjevo	Serbia
DS Smith Packaging Pakkausjaloste Oy	Finland
DS Smith Packaging Penedes S.A.U.	Spain
DS Smith Packaging Portugal, S.A.	Portugal
DS Smith Packaging Romania S.R.L.	Romania
DS Smith Packaging Savoie	France
DS Smith Packaging Seine Normandie	France
DS Smith Packaging South East GmbH	Austria
DS Smith Packaging sp. z o.o.	Poland
DS Smith Packaging Sud-Est.	France
DS Smith Packaging Sud-Ouest	France
DS Smith Packaging Sweden AB	Sweden
DS Smith Packaging Sweden AB NUF [Branch]	Norway
DS Smith Packaging Sweden Holding AB	Sweden
DS Smith Packaging Switzerland AG	Switzerland
DS Smith Packaging Systems	France
DS Smith Packaging Tilburg B.V.	Netherlands
DS Smith Packaging Velin	France
DS Smith Packaging Vervins	France
DS Smith Packaging-Holly Springs, LLC	Delaware
DS Smith Packaging-Stream, LLC	Delaware
DS Smith Paper Coullons	France
DS Smith Paper Deutschland GmbH	Germany

Exhibit 21
International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
DS Smith Paper Italia S.r.l.	Italy
DS Smith Paper Kaysersberg	France
DS Smith Paper Limited	England & Wales
DS Smith Paper Limitd SP z o.o. Oddzial W Polsce [Branch]	Poland
DS Smith Paper Rouen	France
DS Smith Paper Viana, S.A.	Portugal
DS Smith Paper Zarnesti S.R.L.	Romania
DS Smith Pension Trustees Limited	England & Wales
DS Smith Perch Limited	England & Wales
DS Smith Perch Luxembourg S.à r.l.	Luxembourg
DS Smith Polska sp. z o.o.	Poland
DS Smith Portugal, SGPS, S.A.	Portugal
DS Smith Quartz Limited	England & Wales
DS Smith Re S.A.	Luxembourg
DS Smith Recycling Benelux B.V.	Netherlands
DS Smith Recycling Bosnia d.o.o.	Bosnia and Herzegovina
DS Smith Recycling Deutschland GmbH	Germany
DS Smith Recycling France	France
DS Smith Recycling Holding B.V.	Netherlands
DS Smith Recycling Ireland Limited	Ireland
DS Smith Recycling Italia Srl	Italy
DS Smith Recycling Portugal, S.A.	Portugal
DS Smith Recycling Spain S.A.	Spain
DS Smith Recycling UK Limited	England & Wales
DS Smith Roma Limited	England & Wales
DS Smith Salm B.V.	Netherlands
DS Smith Shanghai Trading Ltd	China
DS Smith Slovenija d.o.o.	Slovenia
DS Smith Spain, S.A.	Spain
DS Smith Stange B.V. & Co. KG	Germany
DS Smith Sudbrook Limited	England & Wales
DS Smith Supplementary Life Cover Scheme Limited	England & Wales
DS Smith Toppositie B.V.	Netherlands
DS Smith Transport Services GmbH	Germany
DS Smith Turpak Obaly, a.s.	Slovakia
DS Smith Ukraine Limited	England & Wales
DS Smith Unijapapir Croatia d.o.o.	Croatia
DSS Eastern Europe Limited	England & Wales
DSS Poznan Limited	England & Wales
DSSH No. 1 Limited	England & Wales
Eastpac Oy	Finland
English Oak LLC	Delaware
Evergreen Community Power LLC	Delaware
GCF (Asia) Limited	Hong Kong
GCF (Asia) Limited (Branch Office)	Korea (the Republic of)
GCF (Asia) Limited Singapore Branch	Singapore
GCF (Shanghai) Co., Ltd.	People's Republic of China
GCF (Shanghai) Co., Ltd. Guangzhou Branch	People's Republic of China
GCF Bonds LLC	Delaware

Exhibit 21
International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
GCF Japan Limited	Japan
GCF US Holdings LLC	Delaware
Grovehurst Energy Limited	England & Wales
I.P. CONTAINER HOLDINGS (SPAIN) S.L.	Spain
Iberian Forest Fund - Fundo de Investimento Imobiliario Fechado	Portugal
International Paper (Asia) Limited	Hong Kong
International Paper (Europe) S.à r.l.	Luxembourg
International Paper (India) LLP	India
International Paper (New Zealand) Limited	New Zealand
International Paper Asia Limited (Branch Office)	Korea
International Paper Canada Pulp Holdings ULC	Alberta
International Paper Cartones Ltda.	Chile
International Paper Cellulose Fibers (Poland) sp. z o.o.	Poland
International Paper Cellulose Fibers Sales Sàrl	Switzerland
International Paper Chalon SAS	France
International Paper Company [Delaware]	Delaware
International Paper Company Employee Relief Fund	New York
International Paper Company Foundation	New York
INTERNATIONAL PAPER DUTCH SERVICES B.V. IN LIQUIDATIE	Netherlands
International Paper Espaly SAS	France
International Paper Export Sales, Inc.	Delaware
International Paper Financial Services, Inc.	Delaware
International Paper France SAS	France
International Paper Holdings (Luxembourg) S.à r.l.	Luxembourg
International Paper Investment (Shanghai) Co., Ltd.	People's Republic of China
International Paper Investment (Shanghai) Co., Ltd., Guangzhou Branch	People's Republic of China
International Paper Italia Srl	Italy
International Paper Japan Limited	Japan
International Paper Madrid Mill, S.L.	Spain
International Paper Manufacturing & Distribution Limited	Hong Kong
International Paper Mexico Company, S. de R.L. de C.V.	Mexico
International Paper Molded Fiber LLC	Nevada
International Paper Peru S.R.L.	Peru
International Paper Polska Sp. z o.o.	Poland
International Paper Professional Services Corporation	Delaware
International Paper Switzerland GmbH	Switzerland
International Paper UK Holdings Limited	England & Wales
Interstate Container Columbia LLC	Delaware
Interstate Container New Castle LLC	Delaware
Interstate Container Reading LLC	Delaware
Interstate Corrpack LLC	Delaware
Interstate Holding LLC	Delaware
Interstate Mechanical Packaging LLC	Delaware
Interstate Paper LLC	Delaware
Interstate Realty Hialeah LLC	Delaware
Interstate Resources LLC	Delaware
Interstate Southern Packaging LLC	Delaware
IP Acquisition I, LLC	Delaware
IP Belgian Services Company SRL	Belgium

Exhibit 21
International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
IP Canada Holdings Limited	Canada
IP CBPR Properties 2 LLC	Delaware
IP CBPR Properties LLC	Delaware
IP Commercial Properties LLC	Delaware
IP Eagle LLC	Delaware
IP International Holdings, Inc.	Delaware
IP Limestone Company	Delaware
IP Mexico Holdings LLC	Delaware
IP Petroleum LLC	Delaware
IP Realty Holdings LLC	Delaware
IP Singapore Holding Pte. Ltd.	Singapore
IP-35, Inc.	Delaware
JDS Holding	England & Wales
Lacebark LLC	Delaware
Longleaf Insurance Company	Tennessee
Lost Creek, Inc.	Delaware
Mangrove Insurance Europe PCC Limited	Malta
Merpas Hungary Kft.	Hungary
Miljoint Limited	England & Wales
Multigraphics Holdings Limited	England & Wales
Multigraphics Limited	England & Wales
Multigraphics Services Limited	England & Wales
Newport Timber LLC	Delaware
Nova DS Smith Embalagem, S.A.	Portugal
Papir Servis DP d.o.o. Krusevac	Serbia
Peninsular Cogeneración, S.A.	Spain
Phoenix Technology Holdings USA, Inc.	Delaware
Priory Packaging Limited	England & Wales
PT Total Marketing Support Indonesia	Indonesia
RB Lumber Company LLC	Delaware
Red Bird Receivables, LLC	Delaware
Reed & Smith Limited	England & Wales
RFC Container, LLC	Delaware
Rowlandson France	France
SIA DS Smith Packaging Latvia	Latvia
SouthCorr, L.L.C.	North Carolina
SP Forests L.L.C.	Delaware
St. George Timberland Holdings, Inc.	Delaware
St. Regis International Limited	England & Wales
St. Regis Kemsley Limited	England & Wales
St. Regis Paper Company Limited	England & Wales
Stort Doonweg B.V.	Netherlands
Supplier Finance Company, LLC	Delaware
Sustainable Forests L.L.C.	Delaware
Tecnicarton France	France
Tecnicartón Portugal Unipessoal LDA	Portugal
Tecnicartón Tánger S.A.R.L. AU	Morocco
Tecnicartón, S.L.	Spain
Temple Associates LLC	Texas

Exhibit 21
International Paper Company (NY)
Subsidiaries and Joint Ventures (Majority Owned)
as of December 31, 2025

Name	Jurisdiction
The DS Smith Charitable Foundation	England & Wales
The Less Packaging Company Limited	England & Wales
TheBannerPeople.Com Limited	England & Wales
TIN Land Financing, LLC	Delaware
TIN Timber Financing, LLC	Delaware
TMS 360 SA (PTY) Ltd	South Africa
TMS America LLC	Illinois
TMS Canada 360 Inc.	Canada
TMS Egypt LLC	Egypt
TMS Global Guatemala, Sociedad Anonima	Guatemala
TMS Global UK Limited	England & Wales
TMS Pakistan (Private) Limited	Pakistan
TMS Shanghai Trading Ltd	China
Toscana Ondulati S.P.A.	Italy
Total Marketing Support (360) Malaysia Sdn. Bhd.	Malaysia
Total Marketing Support 360 Mexico S.A de C.V	Mexico
Total Marketing Support 360 Nigeria Limited	Nigeria
Total Marketing Support Argentina SA	Argentina
Total Marketing Support Brazil Ltda	Brazil
Total Marketing Support Chile SpA	Chile
Total Marketing Support Colombia S A S	Colombia
Total Marketing Support Ecuador TM-EC C.L.	Ecuador
Total Marketing Support Global Limited	England & Wales
Total Marketing Support Honduras, S.A.	Honduras
Total Marketing Support India Private Limited	India
Total Marketing Support Japan Ltd.	Japan
Total Marketing Support Kazakhstan LLP	Kazakhstan
Total Marketing Support Limited	England & Wales
Total Marketing Support Middle East FZCO	United Arab Emirates
Total Marketing Support Pacific Pty Ltd	Australia
Total Marketing Support Peru S.A.C.	Peru
Total Marketing Support Philippines, Inc.	Philippines
Total Marketing Support Turkey Baskı Yönetimi Hizmetleri A.Ş.	Turkey
Total Marketing Support Uruguay S.A.	Uruguay
Treforest Mill plc	England & Wales
U. C. Realty LLC	Delaware
UAB DS Smith Packaging Lithuania	Lithuania
United Corrstack LLC	Delaware
United Shopper Marketing Limited	England & Wales
W. Rowlandson & Company Limited	England & Wales
Waddington & Duval Limited	England & Wales